THIRD AMENDMENT TO
                                CREDIT AGREEMENT

         This Third Amendment is made as of May 14, 2002 among FIRETECTOR INC., a Delaware corporation (the "Company"); GENERAL SOUND (TEXAS) COMPANY, a Delaware corporation ("General"); CASEY SYSTEMS INC., a New York corporation ("Casey"); and PYROTECH SERVICE INC., a New York corporation ("Pyrotech" and collectively with the Company, General and Casey, the "Borrowers") as co-borrowers and CITIZENS BUSINESS CREDIT COMPANY, a division of Citizens Leasing Corporation, a Rhode Island corporation (hereinafter referred to as "Citizens") as lender.

     WHEREAS, the Borrowers and Citizens are parties to a Credit Agreement dated as June 28, 1998 (as amended, the "Credit Agreement").

     WHEREAS, Borrowers have requested certain modifications to financial covenants;

     NOW, THEREFORE, the parties agree as follows:

1.   Section  4.21 Cash Flow is  amended  in its  entirety  to read as  follows:



             "The ratio of EBITDA to Interest Charges of the Company
              computed at the end of each fiscal quarter shall be not less than:

                  Ratio                                         Quarter
                  -----                                         -------
              0.56 to 1.00                                    March 31, 2002
            (3.05) to 1.00                                    June 30, 2002
            (4.25) to 1.00                                    September 30, 2002
              2.20 to 1.00                                      thereafter

             "EBITDA" shall mean (a) all net income before interest and taxes, plus (b) depreciation and amortization of assets deducted in determining net income and (c) excluding any extraordinary gains or losses. "Interest Charges" shall mean
             (a) all interest on the Revolving Credit, plus (b) all interest on money borrowed from any sources other than the Revolving Credit, plus (c) the interest component on all capitalized assets. For fiscal quarters through September 30, 2002 and for the fiscal quarter ending on September 30, 2003 and thereafter, EBITDA and Interest Charges shall be computed on a retroactive basis for the prior four fiscal quarters. For fiscal quarters ending December 31, 2002, March 31, 2003 and June 30, 2003, EBITDA and Interest Charges shall be computed on a retroactive basis from October 1, 2002 to the date of computation. In addition, for the three-month period ending September 30, 2002, the ratio of EBITDA to Interest Charges for the Company shall be not less than 2.20 to 1.00. All computations will be on a consolidated basis for the Company and all Subsidiaries."

2.

         The following section is added after Section 4.28:

               Section 4.29 Minimum Availability. The Borrowers shall at all times maintain minimum Availability of $250,000. "Availability" shall mean the ability to borrow such amount under Section 1.02(a).

3. This Third Amendment shall be effective upon signature by the parties and payment to Citizens by the Borrowers of an amendment fee of $7,500.

4. Except as set forth in this Third Amendment, the Second Amendment dated as of October 1, 2001 and the First Amendment dated as of October 10, 2000, the Credit Agreement remains in full force and effect.

5.   Citizens  waives any default  arising as of March 31, 2002 for violation of
     Section 4.21 as it read prior to this Third Amendment, but does not waive any violation of the covenant as amended.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment under seal as of the date first above written.

                                BORROWERS:

                                FIRETECTOR INC.


                                By:
                                     --------------------------------------
                                     John A. Poserina
                                     Chief Financial Officer


                               GENERAL SOUND (TEXAS) COMPANY


                               By:
                                     --------------------------------------
                                     John A. Poserina
                                     Chief Financial Officer


                               CASEY SYSTEMS INC.


                                By:
                                     ---------------------------------------
                                     John A. Poserina
                                     Chief Financial Officer


                                PYROTECH SERVICE INC.


                                By:
                                     ----------------------------------------
                                     John A. Poserina
                                     Chief Financial Officer



                                LENDER:

                                CITIZENS BUSINESS CREDIT COMPANY



                                By:
                                     ----------------------------------------
                                     Vincent P. O'Leary
                                     Senior Vice President